UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund – Class J Shares (the “Fund”) – returned 21.48% for the year ended May 31, 2014, compared to a return of 19.38% for the Russell 3000 Value Index (the “Index” or “Benchmark”). Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the twelve months ended May 31, 2014, U.S. equity markets rose steadily, with the Index producing a positive return in nine of the twelve months. Improvements in consumer confidence, unemployment and other economic indicators in the U.S. drove markets higher. While there has been much talk of the U.S. Federal Reserve slowing its expansionary monetary policy by tapering their quantitative easing program, the U.S. economy has also steadily improved such that tapering may be necessary to avoid inflation. Despite some headwinds from slowing growth in China and South America, and geopolitical concerns about the Middle East and former Soviet Bloc, these forces have been somewhat counterbalanced by improving economies in North America and Europe.

Commentary on Results
In keeping with the Fund’s principal investment strategies, stock selection was determined by the Jensen Quality Value investment process which utilizes a multi-factor model based on business fundamentals and valuation. For the twelve months ended May 31, 2014, the Fund’s performance relative to the Benchmark was aided by an underweight in Financial companies and an overweight in Healthcare, Information Technology, and Industrials companies. Specific companies within the Industrials, Health Care, and Financials sectors also helped boost performance.

The Fund’s overweight in cash, relative to the Benchmark, detracted from the portfolio’s performance. A cash position is necessary to accommodate Fund inflows and outflows, and represented 1% of the Fund’s holdings as of May 31, 2014. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Consumer Discretionary, Information Technology, and Energy sectors. As of May 31, 2014, there were 81 companies held in the Fund.

The top contributor to Fund performance for the twelve months ended May 31, 2014 was Endo International, a health care company specializing in pharmaceuticals, medical devices, and health services. On November 5, 2013, Endo International announced a positive earnings outlook and the acquisition of a rival pharmaceutical company, Paladin Labs. Following the announcement, the stock price rose dramatically. Endo International was selected for the Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were Pitney Bowes, Nu Skin Enterprises, and Alliant Techsystems.

The most negative contributor to Fund performance for the twelve months ended May 31, 2014 was Neustar, Inc., an information technology company. Neustar provides real-time data and data analysis services, primarily to internet and telecommunications customers. On January 29, 2014, the company’s management announced quarterly earnings that were ahead of expectations, but unfortunately also reduced their forecast for future earnings – news that was received negatively by investors. Neustar was selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase. Other companies that contributed negatively to portfolio performance were the consumer discretionary companies Weight Watchers, Avon Products, and Coach, Inc.

The Jensen Quality Value Fund’s Strategy
The Jensen Quality Value discipline was created to capture a subset of Jensen’s universe of high quality companies typically not included in the Jensen Quality Growth strategy: those quality companies with more traditional “value” characteristics.

We believe that the Jensen Quality Value strategy offers a distinctive value exposure. As the advisor to both the Jensen Quality Growth Fund and the Jensen Quality Value Fund, we select companies from the same universe of high Return on Equity companies. The traditional definitions of “growth” and “value” investing deliver divergent groups of stocks, judged by such measures as price-to-earnings, price-to-book value and earnings growth. The emphasis on seeking quality companies with the most persistent business performance for the Jensen Quality Growth Fund leads us to mostly large capitalization

Annual Report	Jensen Quality Value Fund	1

companies. The primary emphasis on stock valuation for the Jensen Quality Value Fund is expected to result in a mix of small-, medium- and large-capitalization companies with the greatest concentration in mid-caps. In addition, we expect the Value strategy’s sensitivity to valuation to result in significant portfolio turnover. Nonetheless, the companies in our investment universe must continue to meet a minimum 15% Return on Equity per year, as determined by the Adviser, which we consider a fundamental requirement for profitable business operations and a high-quality company.

We believe the Jensen Quality Value Fund offers important diversification benefits, and that our research into this strategy and years of analyzing our universe of quality, high Return on Equity companies, represents a meaningful competitive advantage. We invite you to find additional information about the Jensen Quality Value Fund at www.jenseninvestment.com.

We appreciate your confidence in Jensen. We remain committed to our investment responsibilities.

Cordially,
The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 31, 2014 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

During the course of seeking to improve the Fund’s investment process, some minor errors were discovered in the Adviser’s proprietary model used for portfolio construction. After analyzing the effect of these errors, the Adviser has determined that the errors did not materially impact Fund performance during the year ended May 31, 2014 and that Fund shareholders were not harmed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in the Index.

RETURN ON EQUITY: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

EARNINGS PER SHARE GROWTH (EPS GROWTH) is the year-over-year percent change in a company’s earnings per share.

PRICE/BOOK (P/B) RATIO is calculated by dividing the current price of the stock by the company’s book value per share.

PRICE/EARNINGS (P/E) RATIO is a measure that compares the price of a stock to the earnings of the underlying company. The trailing P/E ratio is calculated by dividing current price of the stock by the company’s past year earnings per share. The leading (forward) P/E ratio is calculated by dividing current price of the stock by the company’s predicted future year earnings per share, as determined by market consensus.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

To obtain a prospectus for the Jensen Quality Growth Fund, call 1.800.992.4144 or visit www.jenseninvestment.com. The fund’s investment objectives, risks, fees and expenses, must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing.

The Jensen Quality Growth Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

The Jensen Funds are distributed by Quasar Distributors, LLC.
(06/13)

2	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2014	1 year	3 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	21.48%	13.81%	13.07%
Russell 3000 Value Index	19.38%	14.87%	14.80%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2014	1 year	3 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	21.58%	13.96%	13.24%
Russell 3000 Value Index	19.38%	14.87%	14.80%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Annual Report

Investments by Sector as of May 31, 2014
(as a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
May 31, 2014

Assets:
Investments, at value (cost $24,770,247)	$27,575,397
Income receivable	55,641
Receivable for capital stock issued	7,384
Other Assets	19,510
Total Assets	27,657,932

Liabilities:
Payable for 12b-1 fees - Class J	378
Payable to Adviser	3,166
Payable to affiliates	19,856
Accrued expenses and other liabilities	27,886
Total Liabilities	51,286
Net Assets	$27,606,646

Net Assets Consist of:
Capital stock	$21,475,024
Accumulated undistributed net investment income	30,825
Accumulated net realized gain	3,295,647
Unrealized appreciation on investments	2,805,150
Total Net Assets	$27,606,646

Net Assets Consist of:
Class J Shares:
Net Assets	$19,407,519
Shares of beneficial interest outstanding	1,387,480
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$13.99
Class I Shares:
Net Assets	$8,199,127
Shares of beneficial interest outstanding	586,731
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$13.97

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Annual Report

Schedule of Investments
May 31, 2014

Common Stocks - 98.96%

shares	Aerospace & Defense - 6.87%	value
2,610	Alliant Techsystems, Inc.	$329,617
2,920	Boeing Co.	$394,929
3,380	General Dynamics Corp.	$399,245
2,340	Lockheed Martin Corp.	$382,941
4,920	Rockwell Collins, Inc.	$388,877
	$1,895,609

shares	Air Freight & Logistics - 2.87%	value
6,600	CH Robinson Worldwide, Inc.	$395,076
3,820	United Parcel Service, Inc. - Class B	$396,822
		$791,898

shares	Capital Markets - 5.60%	value
10,640	Eaton Vance Corp.	$395,276
13,970	Federated Investors, Inc. - Class B	$394,932
4,810	T Rowe Price Group, Inc.	$392,159
6,040	Waddell & Reed Financial, Inc. - Class A	$364,695
	$1,547,062

shares	Chemicals - 1.45%	value
4,520	Eastman Chemical Co.	$398,935

shares	Commercial Services & Supplies - 4.36%	value
7,050	Deluxe Corp.	$395,435
12,740	Herman Miller, Inc.	$398,380
14,880	Pitney Bowes, Inc.	$411,134
	$1,204,949

shares	Communications Equipment - 1.52%	value
17,000	Cisco Systems, Inc.	$418,540

shares	Consumer Finance - 4.28%	value
3,020	Credit Acceptance Corp. (a)	$394,412
6,990	Portfolio Recovery Associates, Inc. (a)	$389,972
5,020	World Acceptance Corp. (a)	$396,530
	$1,180,914

shares	Containers & Packaging - 3.19%	value
5,950	Ball Corp.	$359,142
7,940	Crown Holdings, Inc. (a)	$387,870
4,080	Owens-Illinois, Inc. (a)	$135,578
		$882,590

shares	Diversified Consumer Services - 1.34%	value
17,770	Weight Watchers International, Inc.	$370,149

shares	Diversified Financial Services - 2.91%	value
4,960	McGraw-Hill Financial, Inc.	$405,580
4,660	Moody’s Corp.	$398,616
		$804,196

shares	Diversified Telecommunication Services - 1.44%	value
41,620	Windstream Holdings, Inc.	$398,303

shares	Electrical Equipment - 1.39%	value
5,740	Emerson Electric Co.	$383,030

shares	Food & Staples Retailing - 2.51%	value
8,310	Kroger Co.	$396,719
3,870	Wal-Mart Stores, Inc.	$297,100
		$693,819

shares	Food Products - 1.43%	value
5,720	Kellogg Co.	$394,566

shares	Health Care Equipment & Supplies - 2.86%	value
6,400	Medtronic, Inc.	$390,592
3,830	Zimmer Holdings, Inc.	$399,661
		$790,253

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Health Care Providers & Services - 8.61%	value
4,390	Cigna Corp.	$394,134
5,740	DaVita HealthCare Partners, Inc. (a)	$405,187
3,900	Laboratory Corporation of America Holdings (a)	$400,062
9,440	Patterson Companies, Inc.	$369,670
6,820	Quest Diagnostics, Inc.	$408,449
5,020	UnitedHealth Group, Inc.	$399,743
	$2,377,245

shares	Hotels, Restaurants & Leisure - 1.91%	value
2,770	Brinker International, Inc.	$137,531
31,010	International Game Technology	$389,175
		$526,706

shares	Household Durables - 0.48%	value
1,580	Tupperware Brands Corp.	$132,278

shares	Household Products - 0.50%	value
1,180	Energizer Holdings, Inc.	$136,880

shares	IT Services - 12.59%	value
4,920	Accenture PLC - Class A (b)	$400,734
9,840	Broadridge Financial Solutions, Inc.	$403,637
3,160	DST Systems, Inc.	$288,034
5,760	Global Payments, Inc.	$394,906
9,680	Heartland Payment Systems, Inc.	$401,236
2,040	International Business Machines Corp.	$376,094
14,700	NeuStar, Inc. - Class A (a)	$411,894
4,920	Syntel, Inc. (a)	$398,028
9,540	Teradata Corp. (a)	$400,585
	$3,475,148

shares	Machinery - 2.75%	value
3,640	Caterpillar, Inc.	$372,117
4,240	Deere & Co.	$386,561
		$758,678

shares	Media - 1.07%	value
2,620	DISH Network Corp. - Class A (a)	$153,689
1,990	Omnicom Group, Inc.	$141,589
		$295,278

shares	Metals & Mining - 1.38%	value
12,800	Southern Copper Corp.	$380,416

shares	Multiline Retail - 2.01%	value
2,600	Dollar Tree, Inc. (a)	$137,878
2,380	Family Dollar Stores, Inc.	$139,468
2,180	Nordstrom, Inc.	$148,371
2,280	Target Corp.	$129,413
		$555,130

shares	Oil, Gas & Consumable Fuels - 1.38%	value
3,800	Exxon Mobil Corp.	$382,014

shares	Personal Products - 5.83%	value
28,140	Avon Products, Inc.	$402,121
6,340	Herbalife Ltd. (b)	$411,021
5,240	Nu Skin Enterprises, Inc. - Class A	$386,922
5,700	USANA Health Sciences, Inc. (a)	$409,887
	$1,609,951

shares	Pharmaceuticals - 3.67%	value
6,480	Eli Lilly & Co.	$387,893
3,270	Endo International PLC (a)(b)	$230,829
13,300	Pfizer, Inc.	$394,079
	$1,012,801

shares	Professional Services - 1.37%	value
3,660	Dun & Bradstreet Corp.	$377,895

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued

shares	Software - 2.85%	value
9,650	Microsoft Corp.	$395,071
9,310	Oracle Corp.	$391,206
		$786,277

shares	Specialty Retail - 4.70%	value
6,230	Bed Bath & Beyond, Inc. (a)	$379,095
14,920	Best Buy Company, Inc.	$412,686
2,460	Hibbett Sports, Inc. (a)	$129,371
2,050	PetSmart, Inc.	$117,814
1,950	Ross Stores, Inc.	$133,478
2,280	TJX Companies, Inc.	$124,146
	$1,296,590

	Technology Hardware, Storage &
shares	Peripherals - 1.45%	value
4,560	Western Digital Corp.	$400,596

shares	Textiles, Apparel & Luxury Goods - 1.38%	value
9,360	Coach, Inc.	$381,046

shares	Tobacco - 1.01%	value
3,350	Altria Group, Inc.	$139,226
2,360	Reynolds American, Inc.	$140,727
		$279,953
Total Common Stocks
(Cost $24,514,545)	$27,319,695

Short-Term Investments - 0.93%

shares		value
255,702	Fidelity Institutional Money Market Funds -
	Government Portfolio - Class I, 0.010% (c)	$255,702

Total Short-Term Investments	value
(Cost $255,702)	$255,702

Total Investments	value
(Cost $24,770,247) - 99.89%	$27,575,397
Other Assets in Excess of Liabilities - 0.11%	$31,249
TOTAL NET ASSETS - 100.00%	$27,606,646

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	9

Statement of Operations
For the Year Ended May 31, 2014

Investment Income:
Dividend income	$452,340
Interest income	29
452,369
Expenses:
Investment advisory fees	182,730
12b-1 - Class J	44,280
Administration fees	32,736
Federal and state registration fees	26,846
Custody fees	25,099
Fund accounting fees	21,103
Transfer agent fees	17,009
Audit and tax fees	16,501
Legal fees	14,899
Reports to shareholders	7,861
Chief Compliance Officer fees and expenses	7,491
Trustees’ fees and expenses	5,083
Transfer agent expenses	3,670
Shareholder servicing fees - Class I	1,330
Other	5,581
Total expenses	412,219
Less waivers and reimbursement by Adviser (Note 4)	(117,646)
Net expenses	294,573

Net Investment Income	157,796

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	4,055,418
Change in unrealized appreciation on investments	383,392
Net realized and unrealized gain on investments	4,438,810

Net Increase in Net Assets Resulting
from Operations	$4,596,606

Statements of Changes in Net Assets

	year ended	year ended
Operations:	May 31, 2014	May 31, 2013
Net investment income	$157,796	$218,915
Net realized gain on investment
transactions	4,055,418	1,320,037
Change in unrealized appreciation
on investments	383,392	2,963,543
Net increase in net assets resulting
from operations	4,596,606	4,502,495

	year ended	year ended
Capital Share Transactions:	May 31, 2014	May 31, 2013
Shares Sold - Class J	4,239,718	1,792,127
Shares Sold - Class I	1,599,932	227,419
Shares issued to holders in reinvestment
of dividends - Class J	1,384,424	287,573
Shares issued to holders in reinvestment
of dividends - Class I	478,633	118,585
Shares redeemed - Class J	(3,072,074)	(1,250,626)
Shares redeemed - Class I	(100,932)	(59,240)
Net increase in net assets from
capital share transactions	4,529,701	1,115,838

Dividends and Distributions to	year ended	year ended
Shareholders:	May 31, 2014	May 31, 2013
Net investment income - Class J	(104,530)	(161,412)
Net investment income - Class I	(51,509)	(70,590)
Net realized gains - Class J	(1,281,818)	(126,161)
Net realized gains - Class I	(427,123)	(47,995)
Total dividends and distributions	(1,864,980)	(406,158)
Increase in net assets	7,261,327	5,212,175

	year ended	year ended
Net Assets:	May 31, 2014	May 31, 2013
Beginning of year	$20,345,319	$15,133,144
End of year	$27,606,646	$20,345,319
Accumulated Undistributed
Net Investment Income	$30,825	$29,068

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	period ended
Per Share Data:	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010(1)
Net asset value, beginning of period	$12.42	$9.81	$11.23	$9.34	$10.00
Income from investment operations:
Net investment income(2)	0.08	0.14	0.11	0.10	0.01
Net realized and unrealized gain (loss) on investments	2.54	2.73	(0.84)	1.87	(0.67)
Total from investment operations	2.62	2.87	(0.73)	1.97	(0.66)
Less distributions:
Dividends from net investment income	(0.08)	(0.15)	(0.10)	(0.08)	—
Distributions from net realized gain on investments	(0.97)	(0.11)	(0.59)	—	—
Total distributions	(1.05)	(0.26)	(0.69)	(0.08)	—
Net asset value, end of period	$13.99	$12.42	$9.81	$11.23	$9.34
Total return(3)	21.48%	29.76%	(6.47)%	21.19%	(6.60)%
Supplemental data and ratios:
Net assets, end of year (000’s)	$19,408	$14,872	$11,062	$9,183	$3,832
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses(4)	1.75%	2.03%	2.08%	2.78%	9.16%
After waivers and reimbursement of expenses(4)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	0.10%	0.48%	0.23%	(0.59)%	(7.16)%
After waivers and reimbursements of expenses(4)	0.60%	1.26%	1.06%	0.94%	0.75%
Portfolio turnover rate(3)	96.09%	121.35%	116.74%	120.51%	97.77%

(1)	The Fund commenced operations on March 31, 2010.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	period ended
Per Share Data:	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010(1)
Net asset value, beginning of period	$12.42	$9.82	$11.24	$9.35	$10.00
Income from investment operations:
Net investment income(2)	0.10	0.15	0.12	0.11	0.01
Net realized and unrealized gain (loss) on investments	2.53	2.73	(0.84)	1.87	(0.66)
Total from investment operations	2.63	2.88	(0.72)	1.98	(0.65)
Less distributions:
Dividends from net investment income	(0.11)	(0.17)	(0.11)	(0.09)	—
Distributions from net realized gain on investments	(0.97)	(0.11)	(0.59)	—	—
Total distributions	(1.08)	(0.28)	(0.70)	(0.09)	—
Net asset value, end of period	$13.97	$12.42	$9.82	$11.24	$9.35
Total return(3)	21.58%	29.91%	(6.30)%	21.33%	(6.50)%
Supplemental data and ratios:
Net assets, end of year (000’s)	$8,199	$5,473	$4,071	$3,503	$1,305
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses(4)	1.53%	1.80%	1.87%	2.61%	10.99%
After waivers and reimbursement of expenses(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	0.33%	0.73%	0.44%	(0.42)%	(9.07)%
After waivers and reimbursements of expenses(4)	0.76%	1.43%	1.21%	1.09%	0.82%
Portfolio turnover rate(3)	96.09%	121.35%	116.74%	120.51%	97.77%

(1)	The Fund commenced operations on March 31, 2010.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Annual Report

Notes to Financial Statements
May 31, 2014

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

  Level 1 – Quoted prices in active markets for identical securities.

  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

  Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Annual Report	Jensen Quality Value Fund	13

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$27,319,695	$—	$—	$27,319,695
Short-Term
Investments	255,702	—	—	255,702
Total Investments	$27,575,397	$—	$—	$27,575,397

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year ended May 31, 2014, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the year ended May 31, 2014.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2014, open Federal tax years include the tax years ended May 31, 2011 through 2014. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	May 31, 2014	May 31, 2013
Ordinary Income	$1,346,495	$310,644
Long-Term Capital Gain	$518,485	$95,514
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2014 were as follows:

Cost basis of investments for federal income
tax purposes	$24,836,949
Gross tax unrealized appreciation	3,774,865
Gross tax unrealized depreciation	(1,036,417)
Net tax unrealized appreciation	$2,738,448
Undistributed ordinary income	895,133
Undistributed long-term capital gain	2,498,041
Total distributable earnings	$3,393,174
Other accumulated gains	—
Total accumulated gains	$6,131,622

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

On June 24, 2014, the Fund declared and paid, respectively, a distribution from ordinary income of $19,248 and $13,006 for Class J and Class I, respectively, to shareholders of record as of June 23, 2014.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2014, no such reclassifications were required.

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the year ended May 31, 2014, expenses of $89,286 and $28,360 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2015	$116,712
May 31, 2016	$127,143
May 31, 2017	$117,646

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the year ended May 31, 2014, the Fund accrued expenses of $44,280 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $1,330 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of May 31, 2014, the Distributor was owed fees of $378 for 12b-1 fees relating to Class J shares and $2,905 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended May 31, 2014, the Fund incurred $32,736 in administration fees. At May 31, 2014, the Administrator was owed fees of $5,469.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the year ended May 31, 2014, the Fund incurred $21,103, $20,679, and $25,099 in fund accounting, transfer agency, and custody fees, respectively. At May 31, 2014, fees of $4,027, $4,043, and $5,073 were owed for fund accounting, transfer agency, and custody fees, respectively.

Annual Report	Jensen Quality Value Fund	15

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2014, the Fund was allocated $7,491 of the Trust’s Chief Compliance Officer fee. At May 31, 2014, fees of $1,244 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J Shares	May 31, 2014	May 31, 2013
Shares sold	314,389	162,054
Shares issued in reinvestment of dividends	103,022	27,420
Shares redeemed	(227,228)	(119,540)
Net increase	190,183	69,934

	year ended	year ended
Class I Shares	May 31, 2014	May 31, 2013
Shares sold	117,981	20,064
Shares issued in reinvestment of dividends	35,692	11,297
Shares redeemed	(7,661)	(5,317)
Net increase	146,012	26,044

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2014, were $25,799,548 and $23,111,528, respectively. For the year ended May 31, 2014, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. At May 31, 2014, Pershing, LLC, for the benefit of its customers, held 81.02% and 80.88% of the outstanding shares of Class J and Class I shares of the Fund, respectively.

10. Line of Credit
At May 31, 2014, the Fund had a line of credit in the amount of the lessor of $1,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 14, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime 3.25% rate (as of May 31, 2014). The credit facility is with the Fund’s custodian, US Bank. During the year ended May 31, 2014, the Fund did not utilize the line of credit.

16	Jensen Quality Value Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Jensen Quality Value Fund (Trust for Professional Managers)
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jensen Quality Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Value Fund as of May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 30, 2014

Annual Report	Jensen Quality Value Fund	17

Expense Example – May 31, 2014

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing (12b-1) fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 - May 31, 2014).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each share class of the Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18	Jensen Quality Value Fund	Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2013 –
Jensen Quality Value Fund – Class J	December 1, 2013	May 31, 2014	May 31, 2014
Actual	$1,000.00	$1,040.10	$6.36
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2013 –
Jensen Quality Value Fund – Class I	December 1, 2013	May 31, 2014	May 31, 2014
Actual	$1,000.00	$1,040.60	$5.60
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 73.38% of dividends declared during the fiscal year ended May 31, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 73.62% of dividends declared from net investment income during the fiscal year ended May 31, 2014 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 88.41% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2014.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund	19

6. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

20	Jensen Quality Value Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

  information we receive about you on applications or other forms;

  information you give us orally; and

  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Annual Report	Jensen Quality Value Fund	21

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–Present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–Present).	35	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	35

Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Ramius IDF, LLC, (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio).

22	Jensen Quality Value Fund	Annual Report

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	35	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2002-Present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–Present).	N/A	N/A

Robert M. Slotky(2) 615 E. Michigan St. Milwaukee, WI 53202 Age: 67	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-Present).	N/A	N/A

Anita M. Zagrodnik(2) 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Effective July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (January 2014-Present); Senior Vice President, Ariel Investments, LLC, (2003-2010).	N/A	N/A

Jesse Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2008–Present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(2)	Effective July 1, 2014, Anita M. Zagrodnik will replace Robert M. Slotky as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer.

Annual Report	Jensen Quality Value Fund	23

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue Suite 800
Cleveland, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JL-ANNUALQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2014	FYE 5/31/2013
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2014	FYE 5/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2014	FYE 5/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	August 5, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	August 5, 2014

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	August 5, 2014

* Print the name and title of each signing officer under his or her signature.